UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT: OCTOBER 12, 2000

                              REDBACK NETWORKS INC.

                   ------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      Delaware                 000-25853                      77-0438443
--------------------   -----------------------         -------------------------
(State or Other        (Commission File Number)            (I.R.S. Employer
   Jurisdiction                                         Identification Number)
of Incorporation)

                              1195 Borregas Avenue
                               Sunnyvale, CA 94089
                                 (408) 571-5000
        ----------------------------------------------------------------
        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 5.   OTHER EVENTS.

       On October 11, 2000, Redback Networks Inc., a Delaware corporation ("Redback"), announced its financial results for the three month and nine month periods ended September 30, 2000. A copy of Redback's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

       The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Redback's business are set forth in the documents filed by Redback with the Securities and


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       Exchange Commission, specifically the most recent Annual Report on Form
10-K and quarterly report on Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  EXHIBITS.

               99.1     Press Release dated October 11, 2000

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       REDBACK NETWORKS INC.


DATE:  October 12, 2000                           By:         /s/ CRAIG GENTNER
                                                              ------------------
                                                              Craig Gentner

                                                  Senior Vice President of
                                                  Finance, Chief Financial
                                                  Officer and Corporate
                                                  Secretary (PRINCIPAL FINANCIAL
                                                  OFFICER)

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                                INDEX TO EXHIBITS

Exhibit Number          Description

99.1                    Press Release dated October 11, 2000